Exhibit 10.11
For Ministry Use Only A l'usage exclusif du ministère					Ontario Corporation Number Numéro de la compagnie en Ontario
[STAMP]		[STAMP]				1102773

NOVEMBER O1 NOVEMBRE, 1994			Trans Code A 18	Line No. 0 20	Stat. 0 28	Comp Type A 29	Method Incorp. 3 30	Share S 31

[Signature]			Notice Req'd N 32		Jurisdiction ONTARIO 33 47			A 57

ARTICLES OF AMALGAMATION STATUTS DE FUSION
	1.	The name of the amalgamated corporation is:			Dénomination sociale de la compagnie issue de la fusion:
Form 4 Business Corporations Act Formule numéro 4 Loi sur les compagnies		1102773	O N T A R I O I N C .

	2.	The address of the registered office is:			Adresse du siège social:

185 THE WEST MALL, SUITE 500

(Street & Number or R.R. Number & if Multi-Office Building give Room No.) (Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureau, numéro du bureau)

		ETOBICOKE, ONTARIO				M 9 C 5 L 5

		(Name of Municipality or Post Office) (Nom de la munipalité ou du bureau de poste)				(Postal Code) (Code postal)

		CITY OF ETOBICOKE	in	THE MUNICIPALITY OF METROPOLITAN TORONTO

		(Name of Municipality, Geographic Township) (Nom de la municipalité, du canton)	dans le/la	(County, District or Regional Municipality) (Conté, district, municipalité régionale)

	3.	Number (or minimum and maximum number) of directors is:		Nombre (ou nombres minimal et maximal) d'administrateur (s) :

A MINIMUM OF ONE (1) AND A MAXIMUM OF TEN (10).
	4.	The director(s) is/are:			Administrateur(s):

		First name, initials and last name Prénom, initiales et nom de famille	Residence address, giving Street & No. or R.R. No., Municipality and Postal Code Adresse personnelle, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal					Resident Canadian State Yes or No Résident Canadien Oui/Non

		ROBERT C. MANION	1200 BOTANY HILL OAKVILLE, ONTARIO L6J 6J5					YES

		DAVID E. SEIBEL	14 CEDAR ROAD GLOUCESTER, ONTARIO K1J 6L4					YES

		RICHARD VON HAGEN	1505 CAULDER DRIVE OAKVILLE, ONTARIO L6J 5T1					YES

5.	A)	The amalgamation agreement has been duly adopted by the Shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below.	☒	A)	Les actionnaires de chaque compagnie qui fusionne ont dûment adopté la convention de fusion conformément au paragraphe 176 (4) de la Loi sur les compagnies à la date mentionnée ci-dessous.

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		Check		Cocher
		A or B		A ou B
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B)

The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below.
The articles of amalgamation in substance contain the provisions of the articles of incorporation of

			☐	B)	Les administrateurs de chaque compagnie qui fusionne ont approuvé la fusion par voie de résolution conformément à l'article 177 de la Loi sur les compagnies à la date mentionnée ci-dessous. Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

		and are more particularly set out in these articles.			et sont énoncés textuellement aux présents statuts.

Names of amalgamating corporations Dénomination sociale des compagnies qui fusionnent	Ontario Corporation Number Numéro de la compagnie en Ontario	Date of Adoption/Approval Date d'adoption ou d'approbation

909701 ONTARIO INC.	909701	October 26 , 1994

SYNERLOGIC INC	836382	October 26 , 1994

6.	Restrictions, if any, on business the corporation may carry on or on powers the corporation exercise.	Limites, s'il y a lieu, imposées aux activitiés commerciales ou aux pouvoirs de la compagnie.

NONE.

7.	The classes and any maximum number of shares that the corporation is authorized to issue:	Catagoriés et nombre maximal, s'il y a lieu, d'actions que la compagnie est autorisée á émettre:

(1)	an unlimited number of common shares;

(2)	an unlimited number of Class A preference shares:

(3)	an unlimited number of Class B preference shares; and

(4)	an unlimited number of Class C preference shares.

8.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:	Droits, priviléges, restrictions et conditions, s'il y á lieu, rettachés a chaque catégorie d'actions et pouvoirs des administrateurs relatifs á chaque catégorie d'actions qui peut étre émise en série:

	(1)	The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

(a) Voting Rights

The holders of the common shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and each common share shall confer the right to one (1) vote in person or by proxy at all such meetings of shareholders of the Corporation.

(b) Dividends

Subject to the prior rights of the holders of the preference shares, the holders of the common shares shall be entitled to receive any dividend declared by the Corporation in respect of the common shares.

(c) Participation upon Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets or property of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the common shares shall be entitled, subject to the prior rights attaching to the preference shares, to receive the remaining property of the Corporation.

	(2)	The rights, privileges, restrictions and conditions attaching to the Class A preference shares are as follows:

(a) Voting Rights

Except as required under the Business Corporations Act (Ontario), the holders of Class A preference shares shall not have any voting rights for any purpose; the holders of Class A preference shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease, or exchange of its undertaking or a substantial part thereof, except a sale, lease or exchange in the ordinary course of business of the Corporation.

(b)	Dividends

The holders of Class A preference shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys properly applicable to the payment of dividends, non-cumulative cash dividends at a rate to be fixed by resolution of the board of directors provided that such rate shall not exceed 11% of the Redemption Amount (as hereinafter defined) attributable to the Class A preference shares, on such date or dates as the directors shall by resolution determine from time to time. The holders of Class A preference shares shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for.

(c)	Participation in Assets on Dissolution

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets or property of the Corporation among the shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary, the holders of Class A preference shares shall be entitled to receive out of the assets and property of the corporation before any repayment of capital or any distribution of any part of the assets of the Corporation amongst the holders of the common shares or any other shares ranking junior to the Class A preference shares, an amount equal to the Redemption Amount as hereinafter defined. The "Redemption Amount" of the Class A preference shares shall be equal to the redemption amount of the 909701 Class A Preference shares (the "909701 Class A Shares") converted into the Class A preference shares. The holders of Class A preference shares shall rank pari passu with the Class B preference shares and the Class C preference shares and shall be entitled to participate rateably with the holders of Class B preference shares and the Class C preference shares in any distribution of the assets and property of the Corporation.

(d)	Retraction

The holders of Class A preference shares shall be entitled to require the Corporation to redeem at any time the Class A preference shares registered in the name of such holders on the books of the Corporation by tendering to the Corporation at its head office the share certificate representing the Class A preference shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying (i) that the registered holder desires to have the Class A preference shares redeemed by the Corporation and (ii) the business day (in this paragraph referred to as the "Redemption Date") on which the holder desires to have the Corporation redeem such Class A preference shares which shall not be less than thirty (30) days following the day on which the request in writing is given to the Corporation. Upon receipt of the share certificate representing the Class A preference shares which the registered holder desires to have the Corporation redeem, together with such a request, the Corporation shall on the Redemption Date, redeem the Class A preference shares by paying to such registered holder an amount equal to the Redemption Amount of the Class A preference shares being redeemed plus all unpaid dividends which have been declared thereon (the aggregate thereof which is referred to as the "Redemption Price"). The Class A preference shares shall be redeemed on the Redemption Date and from and after the Redemption Date such share shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of the holders of Class A preference shares in respect thereof unless payment for the Redemption Price is not made on the Redemption Date, in which event the rights of the holder of the said shares shall remain unaffected.

(e) Redemption

The Corporation may, upon giving notice as hereinafter provided, redeem at any time the then outstanding Class A preference shares on payment of the Redemption Price, as hereinbefore defined.

(f) Method of Redemption

In the case of redemption of Class A preference shares under the provisions of sub-paragraph (e) above, the Corporation shall, at least twenty (20) days before the date specified for redemption, mail to the person who at the date of mailing is the registered holder of the Class A preference shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class A preference shares. Such notice shall be mailed by letter, postage prepaid, addressed to such shareholder's address as it appears in the records of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to the shareholder shall not affect the validity of such redemption. Such notice shall set out the Redemption Price and the date on which redemption is to take place. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class A preference shares to be redeemed the Redemption Price thereof on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificate representing the Class A preference shares called for redemption. From and after the date specified for redemption in any such notice the Class A preference shares called for redemption shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of the shareholder in respect thereof unless payment of the Redemption Price shall not be made upon presentation of the certificate in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem the Class A preference shares to deposit the Redemption Price of the share so called for redemption or of such of the said share represented by the certificate as has not at the date of such deposit been surrendered by the holder thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holder of such Class A preference shares called for redemption upon presentation and surrender to such bank or trust company of the certificate representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class A preference shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holder thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Price so deposited against presentation and surrender of the said certificate held by them respectively.

(g) Price Adjustment

The provisions of subparagraph (a) through (f) inclusive hereof in respect of the Redemption Amount of the Class A preference shares shall be subject to the provisions of this sub-paragraph. In the event that the Department of National Revenue, Taxation (the "Department") determines that the fair market value of the 909701 Class A Shares is greater or less than the redemption amount of the 909701 Class A Shares, the Redemption Amount of the Class A preference shares shall be increased or decreased to reflect the fair market value of the 909701 Class A Shares as ultimately determined. The Redemption Amount of the Class A preference shares so adjusted shall be deemed retroactively to the date of the first issuance to have been its Redemption Amount. In the event that the Class A preference shares has been redeemed prior to the date of the ultimate determination, cash settlements will be made by the holder of the Class A preference shares or the Corporation as the case may be. Reference to value as ultimately determined herein shall have the following meaning:

(i) such amount as may be agreed by the Department, the Corporation and the holder of the Class A preference shares, to have been the fair market value of the 909701 Class A Shares; or

(ii) in the absence of such agreement, such amount as shall be determined by a Court having jurisdiction in the matter (after all appeal rights have been exhausted or all times for appeal).

(h) Restriction on Dividends

No dividends will in the future be declared on the other shares of the Corporation in such large amounts as would result in the Corporation having insufficient net assets to enable it to redeem, at the Redemption Amount, the Class A preference shares of the Corporation which is outstanding from time to time; and further, the Corporation will not, if it should otherwise be so authorized at any time, either redeem or purchase for cancellation the Class A preference shares of the Corporation for an amount less than the lesser of the Redemption Amount of the Class A preference shares being so redeemed or purchased and the fair market value of the Corporation valued on a going concern basis at the time of purchase.

(3)	The rights, privileges, restrictions and conditions attaching to the Class B preference shares are as follows:

(a) Voting Rights

Except as required under the Business Corporations Act (Ontario), the holders of Class B preference shares shall not have any voting rights for any purpose; the holders of Class B preference shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease, or exchange of its undertaking or a substantial part thereof, except a sale, lease or exchange in the ordinary course of business of the Corporation.

(b) Dividends

The holders of Class B preference shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys properly applicable to the payment of dividends, non-cumulative cash dividends at a rate to be fixed by resolution of the board of directors provided that such rate shall not exceed 11% of the Redemption Amount (as hereinafter defined) attributable to the Class B preference shares, on such date or dates as the directors shall by resolution determine from time to time. The holders of Class B preference shares shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for.

(c) Participation in Assets on Dissolution

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets or property of the Corporation among the shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary, the holders of Class B preference shares shall be entitled to receive out of the assets and property of the corporation before any repayment of capital or any distribution of any part of the assets of the Corporation amongst the holders of the common shares or any other shares ranking junior to the Class B preference shares, an amount equal to the Redemption Amount as hereinafter defined. The "Redemption Amount" of the Class B preference shares shall be equal to the fair market value of the common shares of Synerlogic Inc. (the "Synerlogic Common Shares") converted into the Class B preference shares. The holders of Class B preference shares shall rank pari passu with the Class A preference shares and the Class C preference shares and shall be entitled to participate rateably with the holders of Class A preference shares and the Class C preference shares in any distribution of the assets and property of the Corporation.

(d) Retraction

The holders of Class B preference shares shall be entitled to require the Corporation to redeem at any time the Class B preference shares registered in the name of such holders on the books of the Corporation by tendering to the Corporation at its head office the share certificate representing the Class B preference shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying (i) that the registered holder desires to have the Class B preference shares redeemed by the Corporation and (ii) the business day (in this paragraph referred to as the "Redemption Date") on which the holder desires to have the Corporation redeem such Class B preference shares which shall not be less than thirty (30) days following the day on which the request in writing is given to the Corporation. Upon receipt of the share certificate representing the Class B preference shares which the registered holder desires to have the Corporation redeem, together with such a request, the Corporation shall on the Redemption Date, redeem the Class B preference shares by paying to such registered holder an amount equal to the Redemption Amount of the Class B preference shares being redeemed plus all unpaid dividends which have been declared thereon (the aggregate thereof which is referred to as the "Redemption Price"). The Class B preference shares shall be redeemed on the Redemption Date and from and after the Redemption Date such share shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of the holders of Class B preference shares in respect thereof unless payment for the Redemption Price is not made on the Redemption Date, in which event the rights of the holder of the said shares shall remain unaffected.

(e) Redemption

The Corporation may, upon giving notice as hereinafter provided, redeem at any time the then outstanding Class B preference shares on payment of the Redemption Price, as hereinbefore defined.

(f) Method of Redemption

In the case of redemption of Class B preference shares under the provisions of sub-paragraph (e) above, the Corporation shall, at least twenty (20) days before the date specified for redemption, mail to the person who at the date of mailing is the registered holder of the Class B preference shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B preference shares. Such notice shall be mailed by letter, postage prepaid, addressed to such shareholder's address as it appears in the records of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to the shareholder shall not affect the validity of such redemption. Such notice shall set out the Redemption Price and the date on which redemption is to take place. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class B preference shares to be redeemed the Redemption Price thereof on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificate representing the Class B preference shares called for redemption. From and after the date specified for redemption in any such notice the Class B preference shares called for redemption shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of the shareholder in respect thereof unless payment of the Redemption Price shall not be made upon presentation of the certificate in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem the Class B preference shares to deposit the Redemption Price of the share so called for redemption or of such of the said share represented by the certificate as has not at the date of such deposit been surrendered by the holder thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holder of such Class B preference shares called for redemption upon presentation and surrender to such bank or trust company of the certificate representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B preference shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holder thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Price so deposited against presentation and surrender of the said certificate held by them respectively.

(g)	Price Adjustment

The provisions of sub-paragraph (a) through (f) inclusive hereof in respect of the Redemption Amount of the Class B preference shares shall be subject to the provisions of this sub-paragraph. In the event that the Department of National Revenue, Taxation (the "Department") determines that the fair market value of the Synerlogic Common Shares is greater or less than the Redemption Amount, the Redemption Amount of the Class B preference shares shall be increased or decreased to reflect the fair market value of the Synerlogic Common Shares as ultimately determined. The Redemption Amount of the Class B preference shares so adjusted shall be deemed retroactively to the date of the first issuance to have been its Redemption Amount. In the event that the Class B preference shares has been redeemed prior to the date of the ultimate determination, cash settlements will be made by the holder of the Class B preference shares or the Corporation as the case may be. Reference to value as ultimately determined herein shall have the following meaning:

	(iii)	such amount as may be agreed by the Department, the Corporation and the holder of the Class B preference shares, to have been the fair market value of the Synerlogic Common Shares; or

	(iv)	in the absence of such agreement, such amount as shall be determined by a Court having jurisdiction in the matter (after all appeal rights have been exhausted or all times for appeal).

(h)	Restriction on Dividends

No dividends will in the future be declared on the other shares of the Corporation in such large amounts as would result in the Corporation having insufficient net assets to enable it to redeem, at the Redemption Amount, the Class B preference shares of the Corporation which is outstanding from time to time; and further, the Corporation will not, if it should otherwise be so authorized at any time, either redeem or purchase for cancellation the Class B preference shares of the Corporation for an amount less than the lesser of the Redemption Amount of the Class B preference shares being so redeemed or purchased and the fair marked value of the Corporation valued on a going concern basis at the time of purchase.

4.	The rights, privileges, restrictions and conditions attaching to the Class C preference shares shall be as follows:

(a) Voting Rights

Except as required under the Business Corporations Act (Ontario), the holders of Class C preference shares shall not have any voting rights for any purpose; the holders of Class C preference shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease, or exchange of its undertaking or a substantial part thereof, except a sale, lease or exchange in the ordinary course of business of the Corporation.

(b) Dividends

The holders of Class C preference shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys properly applicable to the payment of dividends, non-cumulative cash dividends at a rate to be fixed by resolution of the board of directors provided that such rate shall not exceed 11% of the Redemption Amount (as hereinafter defined) attributable to the Class C preference shares, on such date or dates as the directors shall by resolution determine from time to time. The holders of Class C preference shares shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for.

(c) Participation in Assets on Dissolution

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets or property of the Corporation among the shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary, the holders of Class C preference shares shall be entitled to receive out of the assets and property of the corporation before any repayment of capital or any distribution of any part of the assets of the Corporation amongst the holders of the common shares or any other shares ranking junior to the Class C preference shares, an amount equal to the Redemption Amount as hereinafter defined. The "Redemption Amount" of the Class C preference shares shall be equal to the redemption amount of the First Preferred shares and the Second Preferred shares of Synerlogic Inc. (the "Synerlogic Preferred Shares")

converted into the Class C preference shares. The holders of Class C preference shares shall rank pari passu with the Class A preference shares and the Class B preference shares and shall be entitled to participate rateably with the holders of Class A preference shares and the Class B preference shares in any distribution of the assets and property of the Corporation.

(d) Retraction

The holders of Class C preference shares shall be entitled to require the Corporation to redeem at any time the Class C preference shares registered in the name of such holders on the books of the Corporation by tendering to the Corporation at its head office the share certificate representing the Class C preference shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying (i) that the registered holder desires to have the Class C preference shares redeemed by the Corporation and (ii) the business day (in this paragraph referred to as the "Redemption Date") on which the holder desires to have the Corporation redeem such Class C preference shares which shall not be less than thirty (30) days following the day on which the request in writing is given to the Corporation. Upon receipt of the share certificate representing the Class C preference shares which the registered holder desires to have the Corporation redeem, together with such a request, the Corporation shall on the Redemption Date, redeem the Class C preference shares by paying to such registered holder an amount equal to the Redemption Amount of the Class C preference shares being redeemed plus all unpaid dividends which have been declared thereon (the aggregate thereof which is referred to as the "Redemption Price"). The Class C preference shares shall be redeemed on the Redemption Date and from and after the Redemption Date such share shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of the holders of Class C preference shares in respect thereof unless payment for the Redemption Price is not made on the Redemption Date, in which event the rights of the holder of the said shares shall remain unaffected.

(e) Redemption

The Corporation may, upon giving notice as hereinafter provided, redeem at any time the then outstanding Class C preference shares on payment of the Redemption Price, as hereinbefore defined.

(f) Method of Redemption

In the case of redemption of Class C preference shares under the provisions of sub-paragraph (e) above, the Corporation shall, at least twenty (20) days before the date specified for redemption, mail to the person who at the date of mailing is the registered holder of the Class C preference shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class C preference shares. Such notice shall be mailed by letter, postage prepaid, addressed to such shareholder's address as it appears in the records of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to the shareholder shall not affect the validity of such redemption. Such notice shall set out the Redemption Price and the date on which redemption is to take place. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holder of the Class C preference shares to be redeemed the Redemption Price thereof on presentation and surrender at the registered office of the Corporation or any other place designated in such notice of the certificate representing the Class C preference shares called for redemption. From and after the date specified for redemption in any such notice the Class C preference shares called for redemption shall cease to be entitled to dividends and the holder thereof shall not be entitled to exercise any of the rights of the shareholder in respect thereof unless payment of the Redemption Price shall not be made upon presentation of the certificate in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem the Class C preference shares to deposit the Redemption Price of the share so called for redemption or of such of the said share represented by the certificate as has not at the date of such deposit been surrendered by the holder thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holder of such Class C preference shares called for redemption upon presentation and surrender to such bank or trust company of the certificate representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class C preference shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holder thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Price so deposited against presentation and surrender of the said certificate held by them respectively.

(g)	Price Adjustment

The provisions of sub-paragraph (a) through (f) inclusive hereof in respect of the Redemption Amount of the Class C preference shares shall be subject to the provisions of this sub-paragraph. In the event that the Department of National Revenue, Taxation (the "Department") determines that the fair market value of the Synerlogic Preferred Shares is greater or less than the stated capital of the Synerlogic Preferred Shares, the Redemption Amount of the Class C preference shares shall be increased or decreased to reflect the fair market value of the Synerlogic Preferred Shares as ultimately determined. The Redemption Amount of the Class C preference shares so adjusted shall be deemed retroactively to the date of the first issuance to have been its Redemption Amount. In the event that the Class C preference shares has been redeemed prior to the date of the ultimate determination, cash settlements will be made by the holder of the Class C preference shares or the Corporation as the case may be. Reference to value as ultimately determined herein shall have the following meaning:

(v) such amount as may be agreed by the Department, the Corporation and the holder of the Class C preference shares, to have been the fair market value of the Synerlogic Preferred Shares; or

(iv) in the absence of such agreement, such amount as shall be determined by a Court having jurisdiction in the matter (after all appeal rights have been exhausted or all times for appeal).

(h) Restriction on Dividends

No dividends will in the future be declared on the other shares of the Corporation in such large amounts as would result in the Corporation having insufficient net assets to enable it to redeem, at the Redemption Amount, the Class C preference shares of the Corporation which is outstanding from time to time; and further, the Corporation will not, if it should otherwise be so authorized at any time, either redeem or purchase for cancellation the Class C preference shares of the Corporation for an amount less than the lesser of the Redemption Amount of the Class C preference shares being so redeemed or purchased and the fair market value of the Corporation valued on a going concern basis at the time of purchase.

9.	The issue, transfer or Ownership of shares is/is not restricted and the restrictions (if any) are as follows:	L'émission, le transfert ou la propriété d'actions est/n'est pas restreinte. Les restrictions, s'il y a lieu, sont les suivantes:

No share of the Corporation shall be transferred without the express consent of the directors of the Corporation, such consent to be expressed by the votes of a majority of the directors of the Corporation at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors.

10.	Other provisions (if any):	Autres dispositions, s'il y a lieu:

	(1)	The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than 50, 2 or more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder.

	(2)	Any invitation to the public to subscribe for securities of the Corporation is prohibited.

11.	The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule "A".	Les déclarations exigées aux termes du paragraphe 178(2) de la Loi sur les compagnies constituent I'annexe "A".

12.	A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule "B".	Une copie de la convention de fusion ou les résolutions des administrateurs (selon le cas) constitute(nt) I'annexe "B".

These article are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

Names of the amalgamating corporations and signatures and descriptions of office of their proper officers	Dénomination sociale des compagnies qui fusionnent, signature et fonction de leurs dirigeants régulièrement désignés.

909701 ONTARIO INC.

	BY:	Robert C. Manion
ROBERT C. MANION, PRESIDENT

SYNERLOGIC INC.

	BY:	Robert C. Manion
ROBERT C. MANION, VICE PRESIDENT

Schedule "A"

909701 Ontario Inc.

Statement

I, Robert C. Manion, President of 909701 Ontario Inc. (the "Corporation"), refer to the proposed amalgamation of the Corporation with Synerlogic Inc. ("Synerlogic") and hereby state that:

1.	There are reasonable grounds for believing that:

	(a)	the Corporation is able to pay its liabilities as they become due;

	(b)	the corporation continuing from the amalgamation of the Corporation and Synerlogic (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

	(c)	the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and' stated capital of all classes; and

	(d)	no creditor of the Corporation will be prejudiced by the said amalgamation.

2.	No creditor has notified the Corporation that such creditor objects to the proposed amalgamation.

DATED October 26, 1994.

Robert C. Manion
Robert C. Manion, President

Schedule "A"

Synerlogic Inc.

Statement

I, Robert C. Manion, Vice-President of Synerlogic Inc. (the "Corporation"), refer to the proposed amalgamation of the Corporation with 909701 Ontario Inc. ("909701") and hereby state that:

1.	There are reasonable grounds for believing that:

	(a)	the Corporation is able to pay its liabilities as they become due;

	(b)	the corporation continuing from the amalgamation of the Corporation and 909701 (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

	(c)	the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and stated capital of all classes; and

	(d)	no creditor of the Corporation will be prejudiced by the said amalgamation.

2.	No creditor has notified the Corporation that such creditor objects to the proposed amalgamation.

DATED October 26, 1994.

Robert C. Manion
Robert C. Manion, Vice-President

Schedule "B"

AMALGAMATION AGREEMENT

THIS AGREEMENT is made as of November 1, 1994

BETWEEN:

909701 Ontario Inc., a corporation incorporated under the laws of the Province of Ontario ("909701")

-and-

Synerlogic Inc., a corporation incorporated under the laws of Canada and continued under the laws of the Province of Ontario ("Synerlogic").

WHEREAS 909701 was incorporated under the laws of the Province of Ontario by articles of incorporation effective August 29, 1990 and 1 Class A Preference Share and 100 common shares of 909701 are issued and outstanding as fully paid and non-assessable;

WHEREAS Synerlogic was incorporated under the laws of Canada and continued under the laws of the Province of Ontario by articles of continuance effective December 30, 1988 and 4,856,694 common shares and 20,000 first preferred shares and 103,000 second preferred shares of Synerlogic are issued and outstanding as fully paid and non-assessable; and

WHEREAS the parties hereto propose to amalgamate and continue as one corporation;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained the parties hereto agree as follows:

1. 909701 and Synerlogic shall amalgamate, pursuant to the provisions of the Business Corporations Act (Ontario), and continue as one corporation (hereinafter referred to as the "Amalgamated Corporation") upon and subject to the terms and conditions and in the manner hereinafter set out.

2. The name of the Amalgamated Corporation shall be an Ontario numbered company as issued by the Ministry of Consumer and Commercial Relations.

3. The registered office of the Amalgamated Corporation shall be located in the City of Etobicoke in the Municipality of Metropolitan Toronto in the Province of

Ontario and the address of the Amalgamated Corporation shall be 185 The West Mall, Suite 500, Etobicoke, Ontario, M9C 5L5.

4. The number of directors of the Amalgamated Corporation shall be a minimum of one (1) and a maximum of ten (10) and the following persons shall be the first directors:

Name	Residence Address	Resident Canadian

Robert C. Manion	1200 Botany Hill Oakville, Ontario L6J 6J5	Yes

David E. Seibel	14 Cedar Road Gloucester, Ontario KlJ 6L4	Yes

Richard Von Hagen	1505 Caulder Drive Oakville, Ontario L6J 5Tl	Yes

5. There shall be no restrictions on the business the Amalgamated Corporation may carry on or on the powers the Amalgamated Corporation may exercise.

6. The Amalgamated Corporation shall be authorized to issue:

(1)	an unlimited number of common shares;

(2)	an unlimited number of Class A preference shares;

(3)	an unlimited number of Class B preference shares; and

(4)	an unlimited number of Class C preference shares.

7. The rights, privileges, restrictions and conditions attaching to the common shares, the Class A preference shares, the Class B preference shares and the Class C preference shares of the Amalgamated Corporation are set forth in Appendix I to this Agreement.

8. The right to transfer shares in the capital of the Amalgamated Corporation shall be restricted in that no share of the Amalgamated Corporation shall be transferred without the express consent of the directors of the Amalgamated Corporation expressed by the votes of a majority of the directors of the Amalgamated Corporation at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors.

9. The issued and outstanding shares in the capital of each of the parties hereto, except the shares, if any, cancelled pursuant to Section 9 hereof, shall, upon articles of amalgamation in respect of the amalgamation becoming effective, be converted into issued and outstanding and fully paid and non-assessable shares in the capital of the Amalgamated Corporation on the following basis:

(a)	each common share in the capital of 909701 shall become a common share in the capital of the Amalgamated Corporation;

(b)	the one (1) single Class A Preference share in the capital of 909701 shall become one (1) single Class A preferred share in the capital of the Amalgamated Corporation;

(c)	the 4,856,694 common shares in the capital of Synerlogic shall become one (1) Class B preferred share in the capital of the Amalgamated Corporation by conversion of one common share to .000000205 of a Class B preferred share; and

(d)	the 123,000 first and second preferred shares in the capital of Synerlogic shall become one (1) Class C preference share in the capital of the Amalgamated Corporation by conversion of one first or second preferred share to .00000813 of a Class C preference share.

After articles of amalgamation in respect of the amalgamation become effective, the holders of shares of 909701 and Synerlogic shall be entitled to receive certificates representing shares of the Amalgamated Corporation on the bases aforesaid on presentation and surrender of the certificates representing shares held by them at the registered office of the Amalgamated Corporation and shall, if requested by the Amalgamated Corporation, surrender the certificates representing shares of 909701 or Synerlogic for cancellation.

10. Holders of shares of either of the parties hereto shall not be entitled to be registered on the books of the Amalgamated Corporation in respect of a fraction of one of the issued shares of the Amalgamated Corporation resulting from the conversion described above or to receive any consideration in respect thereof.

11.               The by-laws of 909701, shall, mutatis mutandis, be the by-laws of the Amalgamated Corporation, such by-laws after the amalgamation becoming effective to be supplemented, amended or repealed in accordance with the provisions of the Business Corporations Act (Ontario) relating to the making, amending and repealing of by-laws.

A copy of such by-laws may be examined at 185 The West Mall, Suite 500, Etobicoke, Ontario, M9C 5L5.

12.      The number of shareholders of the Amalgamated Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Amalgamated Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Amalgamated Corporation, is limited to not more than 50, two or more persons who arc the joint registered owners of one or more shares being counted as one shareholder.

13. Any invitation to the public to subscribe for securities of the Amalgamated Corporation is prohibited.

14. Each of the parties hereto may, by resolution of their respective directors, assent to any amendment or variation of this Agreement which the shareholders of the parties hereto may approve and the term "Agreement" as used herein shall include this Agreement as so amended or varied.

15. Notwithstanding the approval of this Agreement by the shareholders of either party hereto, the directors of such party may by resolution terminate this Agreement at any time prior to the endorsement of a certificate of amalgamation upon articles of amalgamation in respect hereof.

IN WITNESS WHEREOF the parties have executed this Agreement as of the 26th day of October, 1994.

909701 Ontario Inc.

Per:	Robert C. Manion

Synerlogic Inc.

Per:	Robert C. Manion

Per:	[SIGNATURE ILLEGIBLE]

For Ministry Use Only A l'usage exclusif du ministére	Ontario Corporation Number Numéro de la societé en Ontario 1102773

STAMP
             MAY  23       MAI,  2001

ARTICLES OF AMENDMENT STATUTS DE MODIFICATION

Form 3 Business Corporations Act	1. The name of the corporation is:																Dénomination sociale de la société:

	1	1	0	2	7	7	3		O	N	T	A	R	I	O		I	N	C	.									.
Formule 3 Loi sur les sociétés par actions

	2. The name of the corporation is changed to (if applicable):																Nouvelle dénomination sociale de la société (s'il y a lieu):

	A	C	C	E	N	T	U	R	E		C	A	N	A	D	A		H	O	L	D	I	N	G	S	I	N	C	.

	3. Date of incorporation/amalgamation:																Date de la constitution ou de la fusion:

1994/11/01
(Year, Month, Day) (année, mois, jour)

	4. The articles of the corporation are amended as follows:																Les statuts de la société sont modifiés de la façon suivante.

PAGES 1A TO 1U ARE INCORPORATED IN THIS FORM.

The articles of the Corporation are amended as follows:

(1)	to create an unlimited number of Exchangeable Shares;

(2)	to declare that the capital of the Corporation after giving effect to the foregoing consists of an unlimited number of common shares, an unlimited number of Class A preference shares, an unlimited number of Class B preference shares, an unlimited number of Class C preference shares, and an unlimited number of Exchangeable Shares;

(3)	to provide that the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares are as set out in Schedule 1 hereto; and

(4)	to change the name of the Corporation to "Accenture Canada Holdings Inc.".

SCHEDULE 1

Exchangeable Share Conditions

ARTICLE 1
INTERPRETATION

  For the purposes of these rights, privileges, restrictions and conditions:

Section 1.1    Definitions.

"Act" means the Business Corporations Act (Ontario), as amended, consolidated or reenacted from time to time.

"Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be such date as is set by the Board of Directors following receipt by the Corporation of an opinion satisfactory to the Board of Directors from an internationally recognized legal counsel or professional tax advisor to the effect that such redemption should be able to be effected on a tax-deferred basis with respect to holders of Exchangeable Shares resident in Canada for purposes of the Income Tax Act (Canada).

"Board of Directors" means the Board of Directors of the Corporation and any committee thereof acting within its authority.

"Business Day" means any day other than a Saturday, a Sunday or a day when banks are not generally open for business in Toronto, Ontario, Hamilton, Bermuda and New York, New York.

"Common Shares" means the common shares in the capital of the Corporation.

"Class A Shares" means the Class A shares, par value $0.00001 per share in the capital of ParentCo and including any other securities issued by ParentCo in substitution therefor or provided in section 2.6 of the Support Agreement.

"Corporation" means Accenture Canada Holdings Inc., a corporation incorporated and existing under the Act.

"Current Market Price" means, on any given day in respect of a Class A Share;

(a)	if the Exchangeable Share Consideration is to be satisfied by the payment of money, the average price per share on such day, net of brokerage and similar transaction costs, at which ParentCo sells Class A Shares for the purpose of satisfying the Exchangeable Share Consideration in cash; and

(b)	if the Exchangeable Share Consideration is to be satisfied by the delivery of Class A Shares, the average of the high and low sales prices of the Class A Shares reported on the principal stock exchange or automated quotation system on which the Class A Shares are listed or quoted, as the case may be and as determined by the Board of Directors, on the Business Day following the date of receipt of notice by the Corporation of the notice required to be received in order to calculate the Exchangeable Share Consideration hereunder, net of customary brokerage and similar transaction costs,.

"Effective Date" means the date of the completion of the initial public offering of Class A Shares.

"Exchange Put Right" has the meaning provided in Article 8.

"Exchange Trust Agreement" means the Exchange Trust Agreement between the Corporation, ParentCo and the Trustee made as of the Effective Date.

"Exchangeable Share Consideration" means, with respect to each Exchangeable Share, for any acquisition of, or redemption of, or distribution of assets of the Corporation in respect of, or purchase pursuant to the Exchange Put Right of, Exchangeable Shares pursuant to these share provisions, the Support Agreement or the Exchange Trust Agreement, that part of the relevant consideration which is:

(c)	the Current Market Price of a Class A Share, such consideration shall be fully paid and satisfied, at the option of ParentCo on the date of any payment of such consideration, by either the payment of money by a cheque or cheques payable at par at any branch of bankers of the payor, or by the delivery of one Class A Share, as evidenced by certificates representing the aggregate number of such Class A Shares;

(d)	the amount of all declared and unpaid and undeclared but payable cash dividends deliverable in connection with such action, a cheque or cheques payable at par at any branch of bankers of the payor; and

(e)	all declared and unpaid non-cash dividends deliverable in connection with such action, such consideration shall be fully satisfied by the delivery of such non-cash items;

provided that (i) any such share shall be duly issued as fully paid and non-assessable and any such property shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest created by or through the Corporation or ParentCo; and (ii) such consideration shall be paid less any tax required to be deducted and withheld therefrom, unless the holder provides to the Corporation a certificate or such other assurance as is provided for under applicable legislation as is required to ensure that the Corporation is not liable for such tax, and without interest.

"Exchangeable Share Price" means, for each Exchangeable Share, at any given date, an amount equal to the aggregate of:

(a)	the Current Market Price of a Class A Share; plus

(b)	an additional amount equal to the full amount of all cash dividends declared and unpaid on such Exchangeable Share; plus
(c)	an additional amount equal to all dividends declared on a Class A Share which have not been declared on each Exchangeable Share in accordance herewith; plus

(d)	an additional amount representing the value of non-cash dividends declared and unpaid on such Exchangeable Share.

"Exchangeable Shares" means the Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

"Liquidation Amount" has the meaning provided in Section 5.1 hereof.

"Liquidation Call Right" has the meaning provided in the Support Agreement.

"Liquidation Date" has the meaning provided in Section 5.1 hereof.

"ParentCo" means Accenture Ltd, a corporation organized and existing under the laws of Bermuda and includes any successor corporation.

"ParentCo Call Notice" has the meaning provided in Section 6.3 hereof

"ParentCo Dividend Declaration Date" means the date on which the board of directors of ParentCo declares any dividend on the Class A Shares.

"ParentCo Dividend Payment Date" means the date on which any dividend declared by the board of directors of ParentCo on the Class A Shares is to be paid.

"Purchase Price" has the meaning provided in Section 6.3 hereof.

"Redemption Call Purchase Price" has the meaning provided in the Support Agreement.

"Redemption Call Right" has the meaning provided in the Support Agreement.

"Redemption Price" has the meaning provided in Section 7.1 hereof.

"Reorganization" means the reorganization of the capital structure of the Corporation pursuant to which the Corporation issued certain Exchangeable Shares.

"Retracted Shares" has the meaning provided in Subsection 6.1(i) hereof.

"Retraction Call Right" has the meaning provided in Subsection 6.1(iii) hereof.

"Retraction Date" has the meaning provided in Subsection 6.1(ii) hereof.

"Retraction Price" has the meaning provided in Section 6.1 hereof.

"Retraction Request" has the meaning provided in Section 6.1 hereof.

"Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares or units of ownership or beneficial interest entitled in all circumstances to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

"Support Agreement" means the Support Agreement between ParentCo and the Corporation made as of the Effective Date.

"Transfer Restrictions" means any restrictions to which either the Exchangeable Shares or Class A Shares may be subject pursuant to any contract or agreement between the Corporation or any affiliate thereof and the holder of Exchangeable Shares or Class A Shares..

"Trustee" means any trustee or any successor trustee appointed under the Exchange Trust Agreement.

ARTICLE 2
RANKING OF EXCHANGEABLE SHARES

Section 2.1  The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to (i) priority in payment of dividends, and (ii) the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

ARTICLE 3
DIVIDENDS

Section 3.1  The Board of Directors shall, subject to applicable law, on each ParentCo Dividend Declaration Date, declare a dividend on each Exchangeable Share, and a holder of Exchangeable Shares shall, subject to applicable law, be entitled to receive on each ParentCo Dividend Payment Date, in each case, (a) in the case of a cash dividend declared on the Class A Shares, in an amount in cash for each Exchangeable Share equal to the cash dividend declared on each Class A Share or (b) in the case of a share dividend declared on the Class A Share to be paid in Class A Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Class A Shares to be paid on each Class A Share or (c) in the case of a dividend declared on the Class A Shares in property (other than cash or Class A Shares) in such type and amount of property for each Exchangeable Share as is the same as the type and amount of property declared as a dividend on each Class A Share. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

Section 3.2  Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Subsection 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) at the address of such holder according to the share register of the Corporation shall satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any share dividends contemplated by Subsection 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share at the address for such holder according to the share register of the Corporation shall satisfy the share dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Subsection 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share at the address for such holder according to the share register of the Corporation shall satisfy the dividend represented thereby. In all cases any such dividends shall be subject to any reduction or adjustment for tax required to be deducted and withheld from such dividends paid or credited by the Corporation. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend which is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

Section 3.3   The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Class A Shares.

Section 3.4   If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends which remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

Section 3.5   Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

ARTICLE 4
CERTAIN RESTRICTIONS

Section 4.1   So long as any of the Exchangeable Shares are outstanding, the Corporation shall not without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 of these share provisions at any time amend the articles or by-laws of the Corporation in a manner which would prejudicially affect the holders of Exchangeable Shares in any material respect.

ARTICLE 5
DISTRIBUTION ON LIQUIDATION

Section 5.1   In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount") which, as set forth in section 5.2, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing such holder's total Liquidation Amount. In connection with payment of the Exchangeable Share Consideration representing the total Liquidation Amount, the Corporation shall be entitled to liquidate some of the Class A Shares which would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

Section 5.2   As soon as practicable but in no event later than 5 Business Days after the Liquidation Date, and subject to (i) the exercise by ParentCo of the Liquidation Call Right, (ii) the Transfer Restrictions, (iii) either the Corporation or ParentCo being subject to any trading 'blackout' or 'windows' period, and (iv) ParentCo determining, in its sole discretion, that the issuance of Class A Shares in a public offering in the United States of America would be inadvisable at such time or during such period as a result of application of any United States federal or state law or regulation, and receipt by the Corporation of appropriate certificates or other assurances in respect of applicable taxes related to the payment of the Exchangeable Share Consideration, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Exchangeable Share Consideration representing the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation or such other office in Ontario, Canada as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. The Exchangeable Share Consideration representing the total Liquidation Amount for such Exchangeable Shares shall be delivered to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation by notice to the holders of Exchangeable Shares. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their respective Exchangeable Share Consideration, unless payment of the Exchangeable Share Consideration representing the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Exchangeable Share Consideration representing the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safekeeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate share of the Exchangeable Share Consideration representing the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. If such payment or deposit of such Exchangeable Share Consideration is made in part in Class A Shares, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Class A Shares delivered to them.

Section 5.3   After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Exchangeable Share Consideration representing the Liquidation Amount per Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

Section 5.4   If ParentCo exercises the Liquidation Call Right, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to ParentCo on the Liquidation Date on payment by ParentCo to the holder of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price for each such share.

ARTICLE 6
RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

Section 6.1   A holder of Exchangeable Shares shall be entitled at any time, subject to (i) the exercise by ParentCo of the Retraction Call Right which, if exercised by ParentCo, shall be binding on the holders of Exchangeable Shares, (ii) the Transfer Restrictions, (iii) either the Corporation or ParentCo being subject to any trading 'blackout' or 'windows' period, and (iv) ParentCo determining, in its sole discretion, that the issuance of Class A Shares in a public offering in the United States of America would be inadvisable at such time or during such period as a result of application of any United States federal or state law or regulation, and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for the Exchangeable Share Price applicable on the Business Day following the date of the Retraction Request (the "Retraction Price") which as set forth in section 6.4 shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing such holder's total Retraction Price. In connection with payment of the Exchangeable Share Consideration representing the total Retraction Price, the Corporation shall be entitled to liquidate some of the Class A Shares that would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

(i)	specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

(ii)	stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that such date shall be not less than five Business Days nor more than ten Business Days, or such other number of Business Days as the Corporation may determine, after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifth Business Day after the date on which the Retraction Request is received by the Corporation;

(iii)	acknowledging the overriding right (the "Retraction Call Right") of ParentCo to purchase all but not less than all of the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

Section 6.2  Subject to the exercise by ParentCo of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 6.l hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request as well as appropriate certificates or other assurances in respect of applicable taxes related to the payment of the Exchange Share Consideration, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered on the Retraction Date to such holder the Exchangeable Share Consideration representing the total Retraction Price with respect to such shares in accordance with Section 6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed or purchased by ParentCo pursuant to the Retraction Call Right, a new certificate for the balance of such Exchangeable Shares shall be issued on the Retraction Date to the holder at the expense of the Corporation.

Section 6.3  Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify ParentCo thereof. In order to exercise the Retraction Call Right, ParentCo must notify the Corporation in writing of its determination to do so (the "ParentCo Call Notice") within two Business Days of such notification. If ParentCo does not so notify the Corporation within two Business Days, the Corporation will notify the holder as soon as possible thereafter that ParentCo will not exercise the Retraction Call Right. If ParentCo delivers the ParentCo Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to ParentCo in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and ParentCo shall purchase from such holder and such holder shall sell to ParentCo on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share which as set forth in section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of ParentCo of the Exchangeable Share Consideration representing such holder's total Purchase Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, ParentCo shall deposit with the Corporation, on or before the Retraction Date, the Exchangeable Share Consideration for each Exchangeable Share to be purchased. Provided that such Exchangeable Share Consideration has been so deposited with the Corporation, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that ParentCo does not deliver a ParentCo Call Notice within two Business Days or otherwise comply with these Exchangeable Share provisions in respect thereto, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

Section 6.4   Subject to receipt by the Corporation or ParentCo of appropriate certificates or other assurances in respect of applicable taxes related to the payment of the Exchangeable Share Consideration, the Corporation or ParentCo, as the case may be, shall deliver on the Retraction Date the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation by notice to the holders of Exchangeable Shares and such delivery of such Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability under this Article 6, except as to any cheque included therein which is not paid on due presentation.

Section 6.5   On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Exchangeable Share Consideration representing the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, a the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by ParentCo shall thereafter be considered and deemed for all purposes to be a holder of the Class A Shares delivered to it.

Section 6.6   Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that ParentCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis in respect of Exchangeable Shares to be redeemed on the applicable Retraction Date, and shall issue on the Retraction Date to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 of these share provisions as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require ParentCo to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by ParentCo to such holder of the Exchangeable Share Consideration representing the Purchase Price for each such Retracted Share, all as more specifically provided in the Exchange Trust Agreement, and ParentCo shall make such purchase.

Section 6.7   A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to ParentCo shall be deemed to have been revoked.

ARTICLE 7
REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

Section 7.1   Subject to applicable law, and if ParentCo does not exercise the Redemption Call Right which, if exercised by ParentCo, shall be binding on the holders of Exchangeable Shares, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price"), which as set forth in section 7.3 below, shall be fully paid and satisfied by delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. In connection with payment of the Exchangeable Share Consideration representing the Redemption Price, the Corporation shall be entitled to liquidate some of the Class A Shares which would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

Section 7.2   In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 30 days before the Automatic Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by ParentCo under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. Any failure by the Corporation to send any such notice in writing shall not affect the right of the Corporation to redeem the Exchangeable Shares on the Automatic Redemption Date.

Section 7.3   On the Automatic Redemption Date and subject to the exercise by ParentCo of the Redemption Call Right, and receipt by the Corporation of appropriate certificates or other assurances in respect of applicable taxes related to the payment of the Exchangeable Share Consideration, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Exchangeable Share Consideration representing the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require. The Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares shall be delivered to each holder, at the address of the holder recorded in the securities register for the Exchangeable Shares. On the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their respective Exchangeable Share Consideration unless payment of the Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until such Exchangeable Share Consideration has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the automatic Redemption Date to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their respective Exchangeable Share Consideration so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Class A Shares delivered to them.

Section 7.4   If ParentCo exercises the Redemption Call Right, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by the holder to ParentCo on the Automatic Redemption Date on payment by ParentCo to the holder of the Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share.

ARTICLE 8
EXCHANGE PUT RIGHT

Section 8.1   Upon and subject to the terms and conditions contained in these Exchangeable Share Provisions and the Exchange Trust Agreement:

(a)	a holder of Exchangeable Shares shall have the right (the "Exchange Put Right") at any time to require ParentCo to purchase all or any part of the Exchangeable Shares of the holder, subject to (i) the Transfer Restrictions, (iii) either the Corporation or ParentCo being subject to any trading 'blackout' or 'windows' period, and (iv) ParentCo determining, in its sole discretion, that the issuance of Class A Shares in a public offering in the United States of America would be inadvisable at such time or during such period as a result of application of any United States federal or state regulation; and

(b)	upon the exercise by the holder of the Exchange Put Right, the holder shall be required to sell to ParentCo, and ParentCo shall be required to purchase from the holder, that number of Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by ParentCo of the Exchangeable Share Price applicable thereto (which shall be the Exchangeable Share Price applicable on the Business Day following the receipt of the notice required under section 8.2 hereof), to be satisfied by delivery by or on behalf of ParentCo of the Exchangeable Share Consideration.

Section 8.2   The Exchange Put Right provided in Section 8.1 hereof and in Article VII of the Exchange Trust Agreement may be exercised at any time by notice in writing in the form of Schedule B hereto or in such other form as may be acceptable to ParentCo (the "Notice of Exercise of Exchange Put Right") given by the holder to and received by the Corporation (the date of such receipt, the "Exchange Put Date") accompanied by presentation and surrender of the certificates representing such Exchangeable Shares, together with such documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation. The Notice of Exercise of Exchange Put Right shall be irrevocable unless the exchange is not completed in accordance herewith and shall constitute the holder's authorization to the Corporation (and such other persons aforesaid) to effect the exchange on behalf of the holder.

Section 8.3   The surrender by the holder of Exchangeable Shares under section 8.2 shall constitute the representation, warranty and covenant of the holder that the Exchangeable Shares so purchased are sold free and clear of any lien, encumbrance, security interest or adverse claim or interest.

Section 8.4   If a part only of the Exchangeable Shares represented by any certificate are to be sold and purchased pursuant to the exercise of the Exchange Put Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation within ten Business Days of the exercise of the Exchange Put Right.

Section 8.5   Upon receipt by the Corporation of the notice, certificates and other documents or instruments required by section 8.2, and receipt by the Corporation of appropriate certificates or other assurance in respect of applicable taxes related to the payment of the Exchangeable Share Consideration, the Corporation shall deliver or cause to be delivered as soon as practicable but in no event later than the fifth Business Day after the Exchange Put Date, on behalf of ParentCo and subject to receipt by the Corporation from ParentCo of the applicable Exchangeable Share Consideration, to the relevant holder at the address of the holder specified in the notice or by holding for pick-up by the holder at the registered office of the Corporation, or at such other office in Ontario, Canada as may be specified by the Corporation, the Exchangeable Share Consideration. Delivery by ParentCo to the Corporation and by the Corporation to the holder of such Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability for the total applicable Exchangeable Share Price, except as to any cheque included therein which is not paid on due presentation.

Section 8.6   On and after the close of business on the day on which the Exchangeable Share Consideration is delivered to the holder of Exchangeable Shares in accordance with Section 8.5, the holder of the Exchangeable Shares in respect of which the Exchange Put Right is exercised shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Exchangeable Share Consideration, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of such total price shall not be made, in which case the rights of such holder shall remain unaffected until such payment has been made. On and after the close of business on the day on which the Exchangeable Share Consideration is delivered to the holder of Exchangeable Shares in accordance with Section 8.5, provided that presentation and surrender of certificates and payment of such total price has been made in accordance with the foregoing provisions, the holder of the Exchangeable Shares so purchased by ParentCo shall thereafter be considered and deemed for all purposes to be a holder of the Class A Shares delivered to it.

ARTICLE 9
VOTING RIGHTS

Section 9.1   Except as required by applicable law and by Articles 4 and 10 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of Corporation or to vote at any such meeting.

ARTICLE 10
AMENDMENT AND APPROVAL

Section 10.1   The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

Section 10.2   Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2 /3 % of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy (excluding Exchangeable Shares beneficially owned by ParentCo or its Subsidiaries). If at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 24 hours thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2 /3 % of the votes cast on such resolution by persons represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares. For the purposes of this section, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast.

ARTICLE 11
RECIPROCAL CHANGES, ETC. IN RESPECT OF
CLASS A SHARES

Section 11.1   Notwithstanding the provisions of Article 10, the Exchangeable Shares shall be automatically adjusted to fully reflect the effect of any stock split, subdivision, combination, reverse split, stock dividend (including any dividend or distribution of securities convertible into Class A Shares), reclassification, reorganization, recapitalization or other like change with respect to Class A Stock occurring after the Effective Date.

ARTICLE 12
ACTIONS BY THE CORPORATION UNDER
SUPPORT AGREEMENT

Section 12.1   The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by ParentCo with all provisions of the Support Agreement and the Exchange Trust Agreement in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation or the holders of the Exchangeable Shares all rights and benefits in favour of the Corporation or the holders of the Exchangeable Shares under or pursuant thereto.

Section 12.2   The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waive or forgive its rights or obligations under, the Support Agreement or the Exchange Trust Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.1 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

(a)	adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

(b)	making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

(c)	making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interest of the holders of the Exchangeable Shares.

ARTICLE 13
LEGEND

Section 13.1   The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the Liquidation Call Right and the Redemption Call Right, and the Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

ARTICLE 14
MISCELLANEOUS

Section 14.1   Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

Section 14.2  Any presentation and surrender by a holder of Exchangeable Shares to the Corporation of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such other office in Ontario, Canada as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder.

Section 14.3  Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by the Corporation.

Section 14.4  For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

Section 14.5  All Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

COMMON SHARES

The holders of the Common Shares shall be entitled:

1.	To receive notice of, and to attend and to vote at all meetings of shareholders of the Corporation except meetings at which only holders of a specified class of shares other than the Common Shares are entitled to vote, and to cast at all such meetings one vote per Common Share;

2.	Subject to the rights of the holders of Exchangeable Shares, to receive and the Corporation shall pay thereon, as and when declared by the Board of Directors out of monies of the Corporation properly applicable to the payment of dividends, such amounts as may from time to time be declared by the Board of Directors; and

3.	Subject to the rights of the holders of Exchangeable Shares, to receive, subject to the rights of the holders of any other classes of shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

SCHEDULE A

RETRACTION REQUEST

To:	Accenture Canada Holdings Inc. (the "Corporation")
Accenture Ltd ("Accenture")

        This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of the Corporation represented by the enclosed certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

        The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

☐	all share(s) represented by the certificate(s) accompanying this notice; or

☐	share(s) only.

The undersigned hereby notifies the Corporation that the Retraction Date shall be                                                          .

NOTE:

Retraction Date must be a Business Day and must not be less than 5 Business Days nor more than 10 Business Days, or such other number of days as the Corporation may agree, after the date upon which this notice is received by the Corporation. In the event that no such Business Day is correctly specified above, the Retraction Date shall be deemed to be the fifth Business Day after the date on which this notice is received by the Corporation.

        The undersigned acknowledges the Retraction Call Right of Accenture to purchase all but not less than all of the Retracted Shares from the undersigned and that notices shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Accenture in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Accenture determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such act as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Accenture, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Date immediately preceding the Retraction Date.

        The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed, subject to revoking this notice in accordance with the Share Provisions, to have exercised the Exchange Right (as defined in the Exchange Trust Agreement) so as to require Accenture to purchase the unredeemed Retracted Shares.

        The undersigned hereby represents and warrants to the Corporation and Accenture that the undersigned has good title to, and owns, the Exchangeable Share(s) that are the subject of this notice and are to be acquired by the Corporation or Accenture, as the case may be, free and clear of all Transfer Restrictions, liens, claims, encumbrances, security interests and adverse claims or interests.

☐	Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

☐	Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the registered office of the Corporation, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the Share Provisions.

Name of Person in Whole Name Securities or Cheque(s) or Other Non-cash Assets Are To Be Registered, Issued or Delivered (please print)	Date

Street Address or P.O. Box	Signature of Shareholder

City, Province

NOTE:

This notice must be completed and the certificate(s) representing the Exchangeable Shares which are the subject of this notice, together with such additional documents as the Corporation may require, must be deposited with the Corporation at its head office. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other non-cash assets resulting from such retraction or purchase will be delivered to the shareholder in accordance with the Share Provisions.

NOTE:

If the notice of retraction is for less than all of the share(s) represented by the certificate(s) submitted with this notice, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation.

SCHEDULE B

NOTICE OF EXERCISE OF EXCHANGE PUT RIGHT

To:	Accenture Ltd ("Accenture")
Accenture Canada Holdings Inc. (the "Corporation")

        This notice is given pursuant to Article 8 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of the Corporation represented by the enclosed certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

        The undersigned hereby notifies Accenture that the undersigned desires to exercise the Exchange Put Right in accordance with Article 8 of the Share Provisions with respect to:

☐	all share(s) represented by the certificate(s) accompanying this notice; or

☐	share(s) only.

        The undersigned hereby represents and warrants to Accenture that the undersigned has good title to, and owns, the share(s) that are the subject of this notice and are to be acquired by Accenture free and clear of all Transfer Restrictions, liens, claims, encumbrances, security interests and adverse claims or interests.

☐	Please check box if the legal or beneficial owner of the Exchangeable Shares is a nonresident of Canada.

☐	Please check box if the securities and any cheque(s) or other non-cash assets resulting from the exchange of the Exchangeable Shares are to be held for pickup by the shareholder at the registered office of the Corporation, failing which the securities and any cheque(s) or other non-cash assets will delivered to the shareholder in accordance with the Share Provisions.
Name of Person in Whole Name Securities or Cheque(s) or Other Non-cash Assets Are To Be Registered, Issued or Delivered (please print)	Date

Street Address or PO Box	Signature of Shareholder

City, Province

NOTE:

This notice must be completed and the certificate(s) representing the Exchangeable Shares which are the subject of this notice, together with such additional documents as the Corporation may require, must be deposited with the Corporation at its head office. The securities and any cheque(s) or other non-cash assets resulting from the exchange of the Exchangeable Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other non-cash assets resulting from such exchange will be delivered to the shareholder in accordance with the Share Provisions.

NOTE:

If the notice of exercise of Exchange Put Right is for less than all of the share(s) represented by the certificate(s) submitted with this notice, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation.

Form 3 Business Corporations Act

Formule 3 Loi sur les sociétés par actions

	5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporation Act.	La modification a été dûment autorisée conformement aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

	6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2001/05/23
(Year, Month, Day) (année, mois, jour)

	These articles are signed in duplicate.	Les présents status sont signés en double exemplaire.

1102773 ONTARIO INC.
(Name of Corporation) (Denomination sociale de la société)

	By: /Par:	/s/ [ILLEGIBLE] PRESIDENT
(Signature) (Description of Office) (Signature) (Fonction)

Ontario Corporation Number Numéro de la societé en Ontario 1102773

STAMP
             MAY  31       MAI,  2001

ARTICLES OF AMENDMENT STATUTS DE MODIFICATION

Form 3 Business Corporations Act	1. The name of the corporation is:															Dénomination sociale de la société:

	A	C	C	E	N	T	U	R	E	C	A	N	A	D	A	H	O	L	D	I	N	G	S	I	N	C	.
Formule 3 Loi sur les sociétés par actions

	2. The name of the corporation is changed to (if applicable):															Nouvelle dénomination sociale de la société (s'il y a lieu):

	3. Date of incorporation/amalgamation:															Date de la constitution ou de la fusion:

1994/11/01
(Year, Month, Day) (année, mois, jour)

	4. The articles of the corporation are amended as follows:															Les statuts de la société sont modifiés de la façon suivante.

Pages 1A and 1U are incorporated in this form

The articles of the Corporation are amended as follows:

(1)	to create an unlimited number of New Zealand Exchangeable Shares;

(2)	to declare that the capital of the Corporation after giving effect to the foregoing consists of an unlimited number of common shares, an unlimited number of Class A preference shares, an unlimited number of Class B preference shares, an unlimited number of Class C preference shares, an unlimited number of Exchangeable Shares, and an unlimited number of New Zealand Exchangeable Shares; and

(3)	to provide that the rights, privileges, restrictions and conditions attaching to the New Zealand Exchangeable Shares are as set out in Schedule 1 hereto.

SCHEDULE 1

New Zealand Exchangeable Share Conditions

ARTICLE 1
INTERPRETATION

        For the purposes of these rights, privileges, restrictions and conditions:

Section 1.1   Definitions.

"Act" means the Business Corporations Act (Ontario), as amended, consolidated or reenacted from time to time.

"Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be the date as is set by the Board of Directors following receipt by the Corporation of an opinion satisfactory to the Board of Directors from an internationally recognized legal counsel or professional tax advisor to the effect that such redemption (or the exercise of the redemption call right) should be able to effected on a basis such that with respect to the holders of the Exchangeable Shares resident in New Zealand that the redemption (or the exercise of the redemption call right) will not result in any Canadian or New Zealand tax liability arising in respect of the redemption (or the exercise of the redemption call right) or any potential future tax liability as a result of holding Class A Shares pursuant to either:

(a)	the Controlled Foreign Company or the Foreign Investment Fund provisions of the Income Tax Act 1994 (New Zealand); or

(b)	the provisions of the Income Tax Act (Canada) governing dispositions of taxable Canadian property by non-residents of Canada to the extent that such provisions are not overridden by the income tax convention between Canada and New Zealand.

"Board of Directors" means the Board of Directors of the Corporation and any committee thereof acting within its authority.

"Business Day" means any day other than a Saturday, a Sunday or a day when banks are not generally open for business in Toronto, Ontario, Hamilton, Bermuda, Auckland, New Zealand and New York, New York.

"Common Shares" means the common shares in the capital of the Corporation.

"Class A Shares" means the Class A shares, par value $0.00001 per share in the capital of ParentCo and including any other securities issued by ParentCo in substitution therefor or provided in section 2.6 of the Support Agreement.

"Corporation" means Accenture Canada Holdings Inc., a corporation incorporated and existing under the Act.

"Current Market Price" means, on any given day in respect of a Class A Share:

(c)	if the NZ Exchangeable Share Consideration is to be satisfied by the payment of money, the average price per share on such day, net of brokerage and similar transaction costs, at which ParentCo sells Class A Shares for the purpose of satisfying the NZ Exchangeable Share Consideration in cash; and

(d)	if the NZ Exchangeable Share Consideration is to be satisfied by the delivery of Class A Shares, the average of the high and low sales prices of the Class A Shares reported on the principal stock exchange or automated quotation system on which the Class A Shares are listed or quoted, as the case may be and as determined by the Board of Directors, on the Business Day following the date of receipt of notice by the Corporation of the notice required to be received in order to calculate the NZ Exchangeable Share Consideration hereunder, net of customary brokerage and similar transaction costs.

"Effective Date" means the date of the completion of the initial public offering of Class A Shares.

"Exchange Put Right" has the meaning provided in Article 8.

"Exchange Trust Agreement" means the Exchange Trust Agreement between the Corporation, ParentCo and the Trustee made as of the Effective Date.

"Liquidation Amount" has the meaning provided in Section 5.1 hereof.

"Liquidation Call Right" has the meaning provided in the Support Agreement.

"Liquidation Date" has the meaning provided in Section 5.1 hereof.

"NZ Exchangeable Share Consideration" means, with respect to each NZ Exchangeable Share, for any acquisition of, or redemption of, or distribution of assets of the Corporation in respect of, or purchase pursuant to the Exchange Put Right of, NZ Exchangeable Shares pursuant to these share provisions, the Support Agreement or the Exchange Trust Agreement, that part of the relevant consideration which is:

(a)	the Current Market Price of a Class A Share, such consideration shall be fully paid and satisfied, at the option of ParentCo on the date of any payment of such consideration, by either the payment of money by a cheque or cheques payable at par at any branch of bankers of the payor, or by the delivery of one Class A Share, as evidenced by certificates representing the aggregate number of such Class A Shares;

(b)	the amount of all declared and unpaid and undeclared but payable cash dividends deliverable in connection with such action, a cheque or cheques payable at par at any branch of bankers of the payor; and

(c)	all declared and unpaid non-cash dividends deliverable in connection with such action, such consideration shall be fully satisfied by the delivery of such non-cash items;

provided that (i) any such share shall be duly issued as fully paid and non-assessable and any such property shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest created by or through the Corporation or ParentCo; and (ii) such consideration shall be paid less any tax required to be deducted and withheld therefrom, unless the holder provides to the Corporation a certificate or such other assurance as is provided for under applicable legislation as is required to ensure that the Corporation is not liable for such tax, and without interest.

"NZ Exchangeable Share Price" means, for each NZ Exchangeable Share, at any given date, an amount equal to the aggregate of:

(a)	the Current Market Price of a Class A Share; plus

(b)	an additional amount equal to the full amount of all cash dividends declared and unpaid on such NZ Exchangeable Share; plus

(c)	an additional amount equal to all dividends declared on a Class A Share which have not been declared on each NZ Exchangeable Share in accordance herewith; plus

(d)	an additional amount representing the value of non-cash dividends declared and unpaid on such NZ Exchangeable Share.

"NZ Exchangeable Shares" means the New Zealand Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

"ParentCo" means Accenture Ltd, a corporation organized and existing under the laws of Bermuda and includes any successor corporation.

"ParentCo Call Notice" has the meaning provided in Section 6.3 hereof.

"ParentCo Dividend Declaration Date" means the date on which the board of directors of ParentCo declares any dividend on the Class A Shares.

"ParentCo Dividend Payment Date" means the date on which any dividend declared by the board of directors of ParentCo on the Class A Shares is to be paid.

"Purchase Price" has the meaning provided in Section 6.3 hereof.

"Redemption Call Purchase Price" has the meaning provided in the Support Agreement.

"Redemption Call Right" has the meaning provided in the Support Agreement.

"Redemption Price" has the meaning provided in Section 7.1 hereof.

"Reorganization" means the reorganization of the capital structure of the Corporation pursuant to which the Corporation issued certain NZ Exchangeable Shares.

"Retracted Shares" has the meaning provided in Subsection 6.1 (i) hereof.

"Retraction Call Right" has the meaning provided in Subsection 6.1 (iii) hereof.

"Retraction Date" has the meaning provided in Subsection 6.1 (ii) hereof.

"Retraction Price" has the meaning provided in Section 6.1 hereof.

"Retraction Request" has the meaning provided in Section 6.1 hereof.

"Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares or units of ownership or beneficial interest entitled in all circumstances to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

"Support Agreement" means the Support Agreement between ParentCo and the Corporation made as of the Effective Date.

"Transfer Restrictions" means any restrictions to which either the NZ Exchangeable Shares or Class A Shares may be subject pursuant to any contract or agreement between the Corporation or any affiliate thereof and the holder of NZ Exchangeable Shares or Class A Shares.

"Trustee" means any trustee or any successor trustee appointed under the Exchange Trust Agreement.

ARTICLE 2
RANKING OF EXCHANGEABLE SHARES

Section 2.1   The Exchangeable Shares shall rank equally with the NZ Exchangeable Shares and shall be entitled to a preference over the Common Shares and any other shares ranking junior to the NZ Exchangeable Shares, with respect to (i) priority in payment of dividends, and (ii) the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

ARTICLE 3
DIVIDENDS

Section 3.1   The Board of Directors shall, subject to applicable law, on each ParentCo Dividend Declaration Date, declare a dividend on each NZ Exchangeable Share, and a holder of NZ Exchangeable Shares shall, subject to applicable law, be entitled to receive on each ParentCo Dividend Payment Date, in each case, (a) in the case of a cash dividend declared on the Class A Shares, in an amount in cash for each NZ Exchangeable Share equal to the cash dividend declared on each Class A Share or (b) in the case of a share dividend declared on the Class A Share to be paid in Class A Shares, in such number of NZ Exchangeable Shares for each NZ Exchangeable Share as is equal to the number of Class A Shares to be paid on each Class A Share or (c) in the case of a dividend declared on the Class A Shares in property (other than cash or Class A Shares) in such type and amount of property for each NZ Exchangeable Share as is the same as the type and amount of property declared as a dividend on each Class A Share. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

Section 3.2   Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Subsection 3.1 (a) hereof and the sending of such a cheque to each holder of an NZ Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) at the address of such holder according to the share register of the Corporation shall satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of NZ Exchangeable Shares shall be issued or transferred in respect of any share dividends contemplated by Subsection 3.1 (b) hereof and the sending of such a certificate to each holder of an NZ Exchangeable Share at the address for such holder according to the share register of the Corporation shall satisfy the share dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Subsection 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an NZ Exchangeable Share at the address for such holder according to the share register of the Corporation shall satisfy the dividend represented thereby. In all cases any such dividends shall be subject to any reduction or adjustment for tax required to be deducted and withheld from such dividends paid or credited by the Corporation. No holder of an NZ Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend which is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

Section 3.3   The record date for the determination of the holders of NZ Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the NZ Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Class A Shares.

Section 3.4   If on any payment date for any dividends declared on the NZ Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the NZ Exchangeable Shares then outstanding, any such dividends which remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

Section 3.5   Except as provided in this Article 3, the holders of NZ Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

ARTICLE 4
CERTAIN RESTRICTIONS

Section 4.1   So long as any of the NZ Exchangeable Shares are outstanding, the Corporation shall not without, but may at any time with, the approval of the holders of the NZ Exchangeable

Shares given as specified in Section 10.2 of these share provisions at any time amend the articles or by-laws of the Corporation in a manner which would prejudicially affect the holders of NZ Exchangeable Shares in any material respect.

ARTICLE 5
DISTRIBUTION ON LIQUIDATION

Section 5.1   In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, a holder of NZ Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each NZ Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the NZ Exchangeable Shares, an amount equal to the NZ Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount") which, as set forth in section 5.2, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the NZ Exchangeable Share Consideration representing such holder's total Liquidation Amount. In connection with payment of the NZ Exchangeable Share Consideration representing the total Liquidation Amount, the Corporation shall be entitled to liquidate some of the Class A Shares which would otherwise be deliverable to the particular holder of NZ Exchangeable Shares in order to fund any statutory withholding tax obligation.

Section 5.2   As soon as practicable but in no event later than 5 Business Days after the Liquidation Date, and subject to (i) the exercise by ParentCo of the Liquidation Call Right, (ii) the Transfer Restrictions, (iii) either the Corporation or ParentCo being subject to any trading 'blackout' or 'windows' period, and (iv) ParentCo determining, in its sole discretion, that the issuance of Class A Shares in a public offering in the United States of America would be inadvisable at such time or during such period as a result of application of any United States federal or state law or regulation, and receipt by the Corporation of appropriate certificates or other assurances in respect of applicable taxes related to the payment of the NZ Exchangeable Share Consideration, the Corporation shall cause to be delivered to the holders of the NZ Exchangeable Shares the NZ Exchangeable Share Consideration representing the Liquidation Amount for each such NZ Exchangeable Share upon presentation and surrender of the certificates representing such NZ Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of NZ Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation or such other office in Ontario, Canada as may be specified by the Corporation by notice to the holders of the NZ Exchangeable Shares. The NZ Exchangeable Share Consideration representing the total Liquidation Amount for such NZ Exchangeable Shares shall be delivered to each holder, at the address of the holder recorded in the securities register of the Corporation for the NZ Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation by notice to the holders of NZ Exchangeable Shares. On and after the Liquidation Date, the holders of the NZ Exchangeable Shares shall cease to be holders of such NZ Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their respective NZ Exchangeable Share Consideration, unless payment of the NZ Exchangeable Share Consideration representing the total Liquidation Amount for such NZ Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the NZ Exchangeable Share Consideration representing the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the NZ Exchangeable Share Consideration in respect of the NZ Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safekeeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of NZ Exchangeable Shares after such deposit shall be limited to receiving their proportionate share of the NZ Exchangeable Share Consideration representing the total Liquidation Amount for such NZ Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. If such payment or deposit of such NZ Exchangeable Share Consideration is made in part in Class A Shares, the holders of the NZ Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Class A Shares delivered to them.

Section 5.3   After the Corporation has satisfied its obligations to pay the holders of the NZ Exchangeable Shares the NZ Exchangeable Share Consideration representing the Liquidation Amount per NZ Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

Section 5.4   If ParentCo exercises the Liquidation Call Right, each holder of NZ Exchangeable Shares shall be obligated to sell all the NZ Exchangeable Shares held by such holder to ParentCo on the Liquidation Date on payment by ParentCo to the holder of the NZ Exchangeable Share Consideration representing the Liquidation Call Purchase Price for each such share.

ARTICLE 6
RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

Section 6.1   A holder of NZ Exchangeable Shares shall be entitled at any time, subject to (i) the exercise by ParentCo of the Retraction Call Right which, if exercised by ParentCo, shall be binding on the holders of NZ Exchangeable Shares, (ii) the Transfer Restrictions, (iii) either the Corporation or ParentCo being subject to any trading 'blackout' or 'windows' period, and (iv) ParentCo determining, in its sole discretion, that the issuance of Class A Shares in a public offering in the United States of America would be inadvisable at such time or during such period as a result of application of any United States federal or state law or regulation, and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the NZ Exchangeable Shares registered in the name of such holder for the NZ Exchangeable Share Price applicable on the Business Day following the date of the Retraction Request (the "Retraction Price") which as set forth in section 6.4 shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the NZ Exchangeable Share Consideration representing such holder's total Retraction Price. In connection with payment of the NZ Exchangeable Share Consideration representing the total Retraction Price, the Corporation shall be entitled to liquidate some of the Class A Shares that would otherwise be deliverable to the particular holder of NZ Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation by notice to the holders of NZ Exchangeable Shares the certificate or certificates representing the NZ Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of NZ Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

(i)	specifying that the holder desires to have all or any number specified therein of the NZ Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

(ii)	stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that such date shall be not less than five Business Days nor more than ten Business Days, or such other number of Business Days as the Corporation may determine, after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifth Business Day after the date on which the Retraction Request is received by the Corporation;

(iii)	acknowledging the overriding right (the "Retraction Call Right") of ParentCo to purchase all but not less than all of the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

Section 6.2   Subject to the exercise by ParentCo of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of NZ Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request as well as appropriate certificates or other assurances in respect of applicable taxes related to the payment of the NZ Exchange Share Consideration, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered on the Retraction Date to such holder the NZ Exchangeable Share Consideration representing the total Retraction Price with respect to such shares in accordance with Section 6.4 hereof. If only a part of the NZ Exchangeable Shares represented by any certificate are redeemed or purchased by ParentCo pursuant to the Retraction Call Right, a new certificate for the balance of such NZ Exchangeable Shares shall be issued on the Retraction Date to the holder at the expense of the Corporation.

Section 6.3   Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify ParentCo thereof. In order to exercise the Retraction Call Right, ParentCo must notify the Corporation in writing of its determination to do so (the "ParentCo Call Notice") within two Business Days of such notification. If ParentCo does not so notify the Corporation within two Business Days, the Corporation will notify the holder as soon as possible thereafter that ParentCo will not exercise the Retraction Call Right. If ParentCo delivers the ParentCo Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to ParentCo in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and ParentCo shall purchase from such holder and such holder shall sell to ParentCo on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share which as set forth in section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of ParentCo of the NZ Exchangeable Share Consideration representing such holder's total Purchase Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, ParentCo shall deposit with the Corporation, on or before the Retraction Date, the NZ Exchangeable Share Consideration for each NZ Exchangeable Share to be purchased. Provided that such NZ Exchangeable Share Consideration has been so deposited with the Corporation, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that ParentCo does not deliver a ParentCo Call Notice within two Business Days or otherwise comply with these NZ Exchangeable Share provisions in respect thereto, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

Section 6.4   Subject to receipt by the Corporation or ParentCo of appropriate certificates or other assurances in respect of applicable taxes related to the payment of the NZ Exchangeable Share Consideration, the Corporation or ParentCo, as the case may be, shall deliver on the Retraction Date the NZ Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the NZ Exchangeable Shares or at the address specified in the holder's Retraction Request and such delivery of such NZ Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability under this Article 6, except as to any cheque included therein which is not paid on due presentation.

Section 6.5   On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the NZ Exchangeable Share Consideration representing the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the NZ Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the NZ Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by ParentCo shall thereafter be considered and deemed for all purposes to be a holder of the Class A Shares delivered to it.

Section 6.6   Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that ParentCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis in respect of NZ Exchangeable Shares to be redeemed on the applicable Retraction Date, and shall issue on the Retraction Date to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 of these share provisions as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require ParentCo to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by ParentCo to such holder of the NZ Exchangeable Share Consideration representing the Purchase Price for each such Retracted Share, all as more specifically provided in the Exchange Trust Agreement, and ParentCo shall make such purchase.

Section 6.7   A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to ParentCo shall be deemed to have been revoked.

ARTICLE 7
REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

Section 7.1   Subject to applicable law, and if ParentCo does not exercise the Redemption Call Right which, if exercised by ParentCo, shall be binding on the holders of NZ Exchangeable Shares, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding NZ Exchangeable Shares for an amount equal to the NZ Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price"), which as set forth in section 7.3 below, shall be fully paid and satisfied by delivery by or on behalf of the Corporation of the NZ Exchangeable Share Consideration representing the total Redemption Price. In connection with payment of the NZ Exchangeable Share Consideration representing the Redemption Price, the Corporation shall be entitled to liquidate some of the Class A Shares which would otherwise be deliverable to the particular holder of NZ Exchangeable Shares in order to fund any statutory withholding tax obligation.

Section 7.2   In any case of a redemption of NZ Exchangeable Shares under this Article 7, the Corporation shall, at least 30 days before the Automatic Redemption Date, send or cause to be sent to each holder of NZ Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by ParentCo under the Redemption Call Right, as the case may be, of the NZ Exchangeable Shares held by such holder. Such notice shall set out the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. Any failure by the Corporation to send any such notice in writing shall not affect the right of the Corporation to redeem the NZ Exchangeable Shares on the Automatic Redemption Date.

Section 7.3   On the Automatic Redemption Date and subject to the exercise by ParentCo of the Redemption Call Right, and receipt by the Corporation of appropriate certificates or other assurances in respect of applicable taxes related to the payment of the NZ Exchangeable Share Consideration, the Corporation shall cause to be delivered to the holders of the NZ Exchangeable Shares to be redeemed the NZ Exchangeable Share Consideration representing the Redemption Price for each such NZ Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation in such notice of the certificates representing such NZ Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of NZ Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require. The NZ Exchangeable Share Consideration representing the total Redemption Price for such NZ Exchangeable Shares shall be delivered to each holder, at the address of the holder recorded in the securities register for the NZ Exchangeable Shares. On the Automatic Redemption Date, the holders of the NZ Exchangeable Shares called for redemption shall cease to be holders of such NZ Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their respective NZ Exchangeable Share Consideration unless payment of the NZ Exchangeable Share Consideration representing the total Redemption Price for such NZ Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until such NZ Exchangeable Share Consideration has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the automatic Redemption Date to deposit or cause to be deposited the NZ Exchangeable Share Consideration with respect to the NZ Exchangeable Shares so called for redemption, or of such of the said NZ Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the NZ Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their respective NZ Exchangeable Share Consideration so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such NZ Exchangeable Share Consideration, the holders of the NZ Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Class A Shares delivered to them.

Section 7.4   If ParentCo exercises the Redemption Call Right, each holder of NZ Exchangeable Shares shall be obligated to sell all the NZ Exchangeable Shares held by the holder to ParentCo on the Automatic Redemption Date on payment by ParentCo to the holder of the NZ Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share.

ARTICLE 8
EXCHANGE PUT RIGHT

Section 8.1   Upon and subject to the terms and conditions contained in these New Zealand Exchangeable Share Provisions and the Exchange Trust Agreement:

(a)	a holder of NZ Exchangeable Shares shall have the right (the "Exchange Put Right") at any time to require ParentCo to purchase all or any part of the NZ Exchangeable Shares of the holder, subject to (i) the Transfer Restrictions, (ii) either the Corporation or ParentCo being subject to any trading 'blackout' or 'windows' period, and (iii) ParentCo determining, in its sole discretion, that the issuance of Class A Shares in a public offering in the United States of America would be inadvisable at such time or during such period as a result of application of any United States federal or state regulation; and

(b)	upon the exercise by the holder of the Exchange Put Right, the holder shall be required to sell to ParentCo, and ParentCo shall be required to purchase from the holder, that number of NZ Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by ParentCo of the NZ Exchangeable Share Price applicable thereto (which shall be the NZ Exchangeable Share Price applicable on the Business Day following the receipt of the notice required under section 8.2 hereof), to be satisfied by delivery by or on behalf of ParentCo of the NZ Exchangeable Share Consideration.

Section 8.2   The Exchange Put Right provided in Section 8.1 hereof and in Article VII of the Exchange Trust Agreement may be exercised at any time by notice in writing in the form of Schedule B hereto or in such other form as may be acceptable to ParentCo (the "Notice of Exercise of Exchange Put Right") given by the holder to and received by the Corporation (the date of such receipt, the "Exchange Put Date") accompanied by presentation and surrender of the certificates representing such NZ Exchangeable Shares, together with such documents and instruments as may be required to effect a transfer of NZ Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation or at such other office in Ontario, Canada as may be specified by the Corporation. The Notice of Exercise of Exchange Put Right shall be irrevocable unless the exchange is not completed in accordance herewith and shall constitute the holder's authorization to the Corporation (and such other persons aforesaid) to effect the exchange on behalf of the holder.

Section 8.3   The surrender by the holder of NZ Exchangeable Shares under section 8.2 shall constitute the representation, warranty and covenant of the holder that the NZ Exchangeable Shares so purchased are sold free and clear of any lien, encumbrance, security interest or adverse claim or interest.

Section 8.4   If a part only of the NZ Exchangeable Shares represented by any certificate are to be sold and purchased pursuant to the exercise of the Exchange Put Right, a new certificate for the balance of such NZ Exchangeable Shares shall be issued to the holder at the expense of the Corporation within ten Business Days of the exercise of the Exchange Put Right.

Section 8.5   Upon receipt by the Corporation of the notice, certificates and other documents or instruments required by section 8.2, and receipt by the Corporation of appropriate certificates or other assurance in respect of applicable taxes related to the payment of the NZ Exchangeable Share Consideration, the Corporation shall deliver or cause to be delivered as soon as practicable but in no event later than the fifth Business Day after the Exchange Put Date, on behalf of ParentCo and subject to receipt by the Corporation from ParentCo of the applicable NZ Exchangeable Share Consideration, to the relevant holder at the address of the holder specified in the notice or by holding for pick-up by the holder at the registered office of the Corporation, or at such other office in Ontario, Canada as may be specified by the Corporation, the NZ Exchangeable Share Consideration. Delivery by ParentCo to the Corporation and by the Corporation to the holder of such NZ Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability for the total applicable NZ Exchangeable Share Price, except as to any cheque included therein which is not paid on due presentation.

Section 8.6   On and after the close of business on the day on which the NZ Exchangeable Share Consideration is delivered to the holder of NZ Exchangeable Shares in accordance with Section 8.5, the holder of the NZ Exchangeable Shares in respect of which the Exchange Put Right is exercised shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the NZ Exchangeable Share Consideration, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of such total price shall not be made, in which case the rights of such holder shall remain unaffected until such payment has been made. On and after the close of business on the day on which the NZ Exchangeable Share Consideration is delivered to the holder of NZ Exchangeable Shares in accordance with Section 8.5, provided that presentation and surrender of certificates and payment of such total price has been made in accordance with the foregoing provisions, the holder of the NZ Exchangeable Shares so purchased by ParentCo shall thereafter be considered and deemed for all purposes to be a holder of the Class A Shares delivered to it.

ARTICLE 9 VOTING RIGHTS

Section 9.1 Except as required by applicable law and by Articles 4 and 10 hereof, the holders of the NZ Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

ARTICLE 10 AMENDMENT AND APPROVAL

Section 10.1 The rights, privileges, restrictions and conditions attaching to the NZ Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the NZ Exchangeable Shares given as hereinafter specified.

Section 10.2 Any approval given by the holders of the NZ Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the NZ Exchangeable Shares or any other matter requiring the approval or consent of the holders of the NZ Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 90% of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of NZ Exchangeable Shares duly called and held at which the holders of at least 85% of the outstanding NZ Exchangeable Shares at that time are present or represented by proxy (excluding NZ Exchangeable Shares beneficially owned by ParentCo or its Subsidiaries). If at any such meeting the holders of at least 85% of the outstanding NZ Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 24 hours thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of NZ Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 90% of the votes cast on such resolution by persons represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the NZ Exchangeable Shares. For the purposes of this section, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast.

ARTICLE 11 RECIPROCAL CHANGES, ETC. IN RESPECT OF CLASS A SHARES

Section 11.1 Notwithstanding the provisions of Article 10, the NZ Exchangeable Shares shall be automatically adjusted to fully reflect the effect of any stock split, subdivision, combination, reverse split, stock dividend (including any dividend or distribution of securities convertible into Class A Shares), reclassification, reorganization, recapitalization or other like change with respect to Class A Stock occurring after the Effective Date.

ARTICLE 12 ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

Section 12.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by ParentCo with all provisions of the Support Agreement and the Exchange Trust Agreement in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation or the holders of the NZ Exchangeable Shares all rights and benefits in favour of the Corporation or the holders of the NZ Exchangeable Shares under or pursuant thereto.

Section 12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waive or forgive its rights or obligations under, the Support Agreement or the Exchange Trust Agreement without the approval of the holders of the NZ Exchangeable Shares given in accordance with Section 10.1 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

(a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of NZ Exchangeable Shares; or

(b) making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the NZ Exchangeable Shares; or

(c) making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interest of the holders of the NZ Exchangeable Shares.

ARTICLE 13 LEGEND

Section 13.1 The certificates evidencing the NZ Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the Liquidation Call Right and the Redemption Call Right, and the Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

ARTICLE 14 MISCELLANEOUS

Section 14.1 Any notice, request or other communication to be given to the Corporation by a holder of NZ Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

Section 14.2 Any presentation and surrender by a holder of NZ Exchangeable Shares to the Corporation of certificates representing NZ Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of NZ Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such other office in Ontario, Canada as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder.

Section 14.3 Any notice, request or other communication to be given to a holder of NZ Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of NZ Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by the Corporation.

Section 14.4 For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

Section 14.5 All NZ Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

SCHEDULE A
RETRACTION REQUEST

To:	Accenture Canada Holdings Inc. (the "Corporation") Accenture Ltd ("Accenture")

This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the NZ Exchangeable Shares of the Corporation represented by the enclosed certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

☐	all share(s) represented by the certificate(s) accompanying this notice; or

☐	___________________________ share(s) only.

The undersigned hereby notifies the Corporation that the Retraction Date shall be ___________________________.

NOTE:	Retraction Date must be a Business Day and must not be less than 5 Business Days nor more than 10 Business Days, or such other number of days as the Corporation may agree, after the date upon which this notice is received by the Corporation. In the event that no such Business Day is correctly specified above, the Retraction Date shall be deemed to be the fifth Business Day after the date on which this notice is received by the Corporation.

The undersigned acknowledges the Retraction Call Right of Accenture to purchase all but not less than all of the Retracted Shares from the undersigned and that notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Accenture in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Accenture determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such act as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Accenture, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Date immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed, subject to revoking this notice in accordance with the Share Provisions, to have exercised the Exchange Right (as defined in the Exchange Trust Agreement) so as to require Accenture to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Corporation and Accenture that the undersigned has good title to, and owns, the NZ Exchangeable Share(s) that are the subject of this notice and are to be acquired by the Corporation or Accenture, as the case may be, free and clear of all Transfer Restrictions, liens, claims, encumbrances, security interests and adverse claims or interests.

☐	Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

☐	Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the registered office of the Corporation, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the Share Provisions.

Name of Person in Whose Name Securities or Cheque(s) or Other Non-cash Assets Are To Be Registered, Issued or Delivered (please print)	Date

Street Address or P.O. Box	Signature of Shareholder

City, Province, Country

NOTE:	This notice must be completed and the certificate(s) representing the NZ Exchangeable Shares which are the subject of this notice, together with such additional documents as the Corporation may require, must be deposited with the Corporation at its head office. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other non-cash assets resulting from such retraction or purchase will be delivered to the shareholder in accordance with the Share Provisions.

NOTE:	If the notice of retraction is for less than all of the share(s) represented by the certificate(s) submitted with this notice, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation.

SCHEDULE B

NOTICE OF EXERCISE OF EXCHANGE PUT RIGHT

To:	Accenture Ltd ("Accenture") Accenture Canada Holdings Inc. (the "Corporation")

This notice is given pursuant to Article 8 of the provisions (the "Share Provisions") attaching to the NZ Exchangeable Shares of the Corporation represented by the enclosed certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

The undersigned hereby notifies Accenture that the undersigned desires to exercise the Exchange Put Right in accordance with Article 8 of the Share Provisions with respect to:

☐	all share(s) represented by the certificate(s) accompanying this notice; or

☐	_________________ share(s) only.

The undersigned hereby represents and warrants to Accenture that the undersigned has good title to, and owns, the share(s) that are the subject of this notice and are to be acquired by Accenture free and clear of all Transfer Restrictions, liens, claims, encumbrances, security interests and adverse claims or interests.

☐	Please check box if the legal or beneficial owner of the NZ Exchangeable Shares is a non-resident of Canada.

☐	Please check box if the securities and any cheque(s) or other non-cash assets resulting from the exchange of the NZ Exchangeable Shares are to be held for pick-up by the shareholder at the registered office of the Corporation, failing which the securities and any cheque(s) or other non-cash assets will delivered to the shareholder in accordance with the Share Provisions.

Name of Person in Whose Name Securities or Cheque(s) or Other Non-cash Assets Are To Be Registered, Issued or Delivered (please print)	Date

Street Address or P.O. Box	Signature of Shareholder

City, Province, Country

NOTE:	This notice must be completed and the certificate(s) representing the NZ Exchangeable Shares which are the subject of this notice, together with such additional documents as the Corporation may require, must be deposited with the Corporation at its head office. The securities and any cheque(s) or other non-cash assets resulting from the exchange of the NZ Exchangeable Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other non-cash assets resulting from such exchange will be delivered to the shareholder in accordance with the Share Provisions.

NOTE:	If the notice of exercise of Exchange Put Right is for less than all of the share(s) represented by the certificate(s) submitted with this notice, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation.

5.	The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformement aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2001/05/30
(Year, Month, Day) (année, mois, jour)

	These articles are signed in duplicate.	Les présents status sont signés en double exemplaire.

ACCENTURE CANADA HOLDINGS INC.
(Name of Corporation) (Denomination sociale de la société)

	By: /Par:	/s/ [ILLEGIBLE] Director
(Signature) (Description of Office) (Signature) (Fonction)